COMMONWEALTH EDISON COMPANY


                                       and


                                 CITIBANK, N.A.

              Trustee Under Indenture Dated as of September 1, 1987
                           as amended and supplemented







              Supplemental Indenture Dated as of September 20, 2000

                            Providing for Issuance of

                Floating Rate Senior Notes due September 30, 2002
                Floating Rate Senior Notes due September 30, 2003

          THIS SUPPLEMENTAL INDENTURE, dated as of the 20th day of September, 2000, between COMMONWEALTH EDISON COMPANY, a corporation duly organized and validly existing under the laws of the State of Illinois (hereinafter called the "Company"), and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America (hereinafter called the "Trustee"), Trustee under the Indenture dated as of September 1, 1987, as amended and supplemented, between the Company and the Trustee (said Indenture, as heretofore amended and supplemented, hereinafter called the "Original Indenture").

                              W I T N E S S E T H:

          WHEREAS, the Original Indenture provides for the issuance from time to time thereunder, in series, of Notes of the Company to provide funds for its corporate purposes; and

          WHEREAS, the Company desires, by this Supplemental Indenture, to create (i) a series of Notes to be issuable under the Original Indenture and to be known as the Company's Floating Rate Senior Notes due September 30, 2002 (hereinafter called the "2002 Notes") and (ii) a series of notes to be issuable under the Original Indenture and to be known as the Company's Floating Rate Senior Notes due September 30, 2003 (hereinafter called the "2003 Notes"); and the terms and provisions of such 2002 Notes and 2003 Notes (collectively referred to herein as the "Senior Notes") to be as hereinafter set forth; and

          WHEREAS, all things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee and duly issued by the Company, the valid obligations of the Company, and to make this Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Senior Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of such Holders, as follows:

          Section 1. Defined Terms. All terms used in this Supplemental Indenture that are defined in the Original Indenture have the meanings assigned to them in the Original Indenture.

          Section 2. Designation and Terms of the 2002 Notes. (a) A series of Notes created by this Supplemental Indenture shall be known and designated as the "Floating Rate Senior Notes due September 30, 2002" of the Company and shall be limited in aggregate principal amount to $200,000,000.00. The 2002 Notes shall be issued in substantially the form thereof attached as Exhibit A to this Supplemental Indenture.

          The Stated Maturity of the 2002 Notes shall be September 30, 2002. The 2002 Notes shall bear interest as provided in the form thereof attached as Exhibit A to this Supplemental Indenture.

          (b) Payment of principal of the 2002 Notes and, unless otherwise paid as hereinafter provided, the interest thereon will be made at the office or agency of the Company in the Borough of Manhattan, City and State of New York, provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the person entitled thereto at his address appearing in the Note Register.

          Section 3. Designation and Terms of the 2003 Notes. (a) A series of Notes created by this Supplemental Indenture shall be known and designated as the "Floating Rate Senior Notes due September 30, 2003" of the Company and shall be limited in aggregate principal amount to $250,000,000.00. The 2003 Notes shall be issued in substantially the form thereof attached as Exhibit B to this Supplemental Indenture.

          The Stated Maturity of the 2003 Notes shall be September 30, 2003. The 2003 Notes shall bear interest as provided in the form thereof attached as Exhibit B to this Supplemental Indenture.

          (b) Payment of principal of the 2003 Notes and, unless otherwise paid as hereinafter provided, the interest thereon will be made at the office or agency of the Company in the Borough of Manhattan, City and State of New York, provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the person entitled thereto at his address appearing in the Note Register.

          Section 4. Issuance of Senior Notes. (a) The Senior Notes may be issued in denominations of $100,000 and in integral multiples of $10,000 in excess thereof.

          (b) Upon the execution of this Supplemental Indenture, the Senior Notes may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of the documents specified in Section 2.02 of the Original Indenture, thereupon authenticate and deliver said Senior Notes to or upon a Company Order.

          Section 5. Redemption of Senior Notes. The Senior Notes will not be redeemable prior to September 30, 2001; and thereafter may be redeemed at the option of the Company, in whole or in part, beginning on September 30, 2001 and on the last Business Day of each calendar month thereafter, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest on such Senior Notes to the date of redemption. In order to redeem any such Senior Notes, the Company will give not less than 30 nor more than 60 days prior notice mailed to each registered holder of the Senior Notes to be redeemed at its registered address by first-class mail.

          Section 6. Depository System. The Senior Notes intially will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as Depository Notes registered in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), New York, New York). The Senior Notes issued as Depository Notes shall bear the depository legend in substantially the form set forth in Exhibits A and B, as applicable. The Senior Notes will contain restrictions on transfer, substantially as described in the respective forms thereof set forth in Exhibits A and B hereto. Each Senior Note, whether issued as a Depository Note or in a certificated form, shall bear the non-registration legend in substantially the form set forth in the applicable form of Senior Note, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in this Supplemental Indenture shall be construed to require the Company to register any Senior Notes under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of any Senior Note in violation of applicable law.

          It is contemplated that beneficial interests in the Senior Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities
Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securites Act will be represented by one or more separate Depository Notes registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Senior Notes sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more Depository Notes (each a "Regulation S Depository Note") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Clearstream Banking, societe anonyme ("Clearstream Luxembourg"); prior to the 40th day after the initial issuance of the Senior Notes, beneficial interests in a Regulation S Depository Note may be held only through Euroclear or Clearstream Luxembourg; Senior Notes acquired by institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form.

          With respect to Notes registered in the name of DTC or its nominee, the Company and the Trustee shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such notes from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "Depository Participant") or to any person on behalf of whom such a Depository Participant holds an interest in such notes (each such person being herein referred to as an "Indirect Participant"). Without limiting the immediately preceding sentence, the Company and the Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the Notes, (b) the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of a Note, of any notice with respect to the Notes, (c) the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of a Note, of any amount with respect to principal of, or interest on, the Notes, or (d) any consent given by DTC as registered owner. So long as certificates for the Notes of a particular series of Senior Notes are not issued, the Company and the Trustee may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such Notes for all purposes whatsoever, including without limitation (i) the payment of principal and interest on such Notes, (ii) giving notice of matters with respect to such Notes and (iii) registering transfers with respect to such Notes.

          Notwithstanding any other provision of the Original Indenture to the contrary, so long as any Note is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such Note and all notices with respect to such Note shall be made and given, respectively, in the manner provided in the Representation Letter regarding the Senior Notes executed by the Trustee, the Company and DTC.

                              T E S T I M O N I U M

          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

                                       COMMONWEALTH EDISON COMPANY


                                       By:/s/ Patricia L. Kampling
                                          ------------------------
                                          Patricia L. Kampling
                                          Treasurer

ATTEST:


/s/ John P. McGarrity
---------------------
John P. McGarrity
Secretary



                                       CITIBANK, N.A.


                                       By:/s/ P. DeFelice
                                          ---------------
                                          Name:  P. DeFelice
                                          Title:  Vice President

ATTEST:


/s/ Nancy Forte
---------------
Name:  Nancy Forte
Title:  Senior Trust Officer

                                                                       EXHIBIT A

            Form of Floating Rate Senior Note Due September 30, 2002
            --------------------------------------------------------

                               [depository legend]

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            [non-registration legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE OR (6) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF EACH STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. tHE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR

DISTRIBUTION OR (3) A NON-u.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.


No. R-__                                                          Cusip No.  ___

                               [FACE OF 2002 NOTE]

                           COMMONWEALTH EDISON COMPANY

                FLOATING RATE SENIOR NOTE DUE SEPTEMBER 30, 2002

          COMMONWEALTH EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Illinois (herein referred to as the "Company", which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of _________________________ Dollars ($_________) on September 30, 2002, and to pay interest on said principal sum quarterly on March 30, June 30, September 30 and December 30 of each year, commencing December 30, 2000 (each an "Interest Payment Date") at the per annum interest rate determined by the Calculation Agent on each Interest Determination Date, as such terms are defined herein, until the principal hereof is paid or made available for payment. Interest on the Notes of this series will accrue from September 21, 2000, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (except that if such Business Day is in the next succeeding calendar month, payment will be made on the next preceding Business Day) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day of the calendar month of such Interest Payment Date, provided, however, that interest payable at Maturity will be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

          Payment of the principal of and interest on this Note will be made upon presentation at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Note may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Note Register or by wire transfer to an account designated by the person entitled thereto.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.



                                       COMMONWEALTH EDISON COMPANY

                                       By:____________________________________
                                                     Chairman

                                       By:____________________________________
                                                     Secretary


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

Dated:

                                       CITIBANK, N.A., as Trustee

                                       By:____________________________________
                                          Authorized Signatory

                             [Reverse of 2002 Note]

          This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of September 1, 1987 (herein, together with any supplements and amendments thereto, called the "Indenture") between the Company and Citibank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

Interest Calculation

          The Notes of this series will bear interest at a per annum rate ("Interest Rate") determined by Citibank, N.A., or its successor appointed by the Company as permitted by the Indenture, acting as calculation agent ("Calculation Agent"). The Interest Rate for each Interest Period will be equal to LIBOR (as defined below) on the second London Business Day (as defined below) immediately preceding the first day of such Interest Period ("Interest Determination Date"), plus 0.500%; provided, however, that in certain circumstances described below, the Interest Rate will be determined in an alternative manner without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Trustee of the Interest Rate for such Interest Period. The determination of the Calculation Agent, absent manifest error, shall be binding and conclusive upon the holders of this Note, the Company and the Trustee.

          Interest on the Notes of this series will accrue from and including September 21, 2000 ("Issue Date") to but excluding December 30, 2000 (the first Interest Payment Date) and thereafter from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date.

          "London Business Day" shall mean a day on which dealings in deposits in U.S. Dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

          "LIBOR," for any Interest Determination Date, will be the offered rate for deposits in U.S. Dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date ("Three Month Deposits") in amounts of not less than $1,000,000, as such rate appears on Telerate Page 3750 (as defined below), or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 A.M., London time, on the Interest Determination Date ("Reported Rate").

          "Telerate Page 3750" means the display designated on page "3750" on Dow Jones Markets Limited (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits).

          If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the Interest Rate for the Notes of this series as follows:

                    (i) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 A.M. London time on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate ("Rate Quotation") at which Three Month Deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 A.M. London time on such Interest Determination Date, that is representative of single transactions at such time ("Representative Amounts"). If at least two Rate Quotations are provided, the Interest Rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus 0.500%.

                    (ii) In the event no Reported Rate appears on Telerate Page 3750 and there are fewer than two Rate Quotations, the Interest Rate will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. New York City time on such Interest Determination Date, by three major banks in New York, New York, selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U.S. Dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.500%; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the Interest Rate for the applicable period will be the same as the Interest Rate in effect for the immediately preceding Interest Period.

          Upon the request of the Holder of this Note, the Calculation Agent will provide to such Holder the Interest Rate in effect on the date of such request and, if determined, the Interest Rate for the next Interest Period.

          "Interest Period" shall mean the period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall begin on the Issue Date and extend through the day preceding the first Interest Payment Date.

          If an Interest Payment Date or the Maturity Date for the Notes of this series falls on a day that is not a Business Day in The City of New York, New York, the related payment of interest or principal and interest may be made on the next succeeding Business Day (except that if such Business Day is in the next succeeding calendar month, payment will be made on the next preceding Business Day) with the same force and effect as if it were made on the date such payment was due.

          Interest will be computed for each Interest Period on the basis of the actual number of days for which interest is payable in such Interest Period, divided by 360. All percentages resulting from any calculation of any interest rate for the Notes of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Redemption

          The Notes of this series will not be redeemable prior to September 30, 2001; and thereafter may be redeemed at the option of the Company, in whole or in part, beginning on September 30, 2001 and on the last Business Day of each calendar month thereafter, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest on such Notes to the date of redemption. In order to redeem such Notes, Company will give not less than 30 nor more than 60 days prior notice mailed to each registered holder of the Notes of this series to be redeemed at its registered address by first-class mail.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of all series which are affected by such amendment or modification, except that certain amendments which do not adversely affect the rights of any Holder of the Notes may be made without the approval of Holders of the Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of all series affected to waive on behalf of the Holders of all Notes certain past defaults under the Indenture and their consequences. Any such waiver or consent by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          The Notes of this series are issuable only as Fully Registered Notes in denominations of $100,000 and in integral multiples of $10,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Each Holder shall be deemed to understand that the offer and sale of the Notes of this series have not been registered under the Securities Act and that the Notes of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Notes of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Notes of this series from it a notice advising such purchaser that resales of the Notes of this series are restricted as stated herein.

          Each Holder shall be deemed to understand that, on any proposed resale of any Notes of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             CERTIFICATE OF TRANSFER

                Floating Rate Senior Notes due September 30, 2002

          FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

     Name and address of assignee must be printed or typewritten.


the within Note of the Company and does hereby irrevocably constitute and appoint _______________________ to transfer the said Note on the books of the within-named Company, with full power of substitution in the premises. The undersigned certifies that said Note is being resold, pledged or otherwise transferred as follows: (check one)

|_|  to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Note for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Note; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]



                                       ________________________________________
                                       Name:

                                       Title:



Dated:_________________________________________________________________________

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]

Ladies and Gentlemen:

     In connection with our proposed purchase of Floating Rate Senior Notes due September 30, 2002 (the "Senior Notes") issued by Commonwealth Edison Company ("Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum dated September 14, 2000 (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

          2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of September 1, 1987, as supplemented and amended (the "Indenture"), pursuant to which the Senior Notes have been issued, and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

          3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only
     (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor"(as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Senior Note, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the forgoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                       Very  truly  yours,

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                                                       EXHIBIT B

            Form of Floating Rate Senior Note Due September 30, 2003
            --------------------------------------------------------

                               [depository legend]

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            [non-registration legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A) (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE OR (6) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF EACH STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. tHE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR

DISTRIBUTION OR (3) A NON-u.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT.


No. R-__                                                           Cusip No. ___

                               [FACE OF 2003 NOTE]

                           COMMONWEALTH EDISON COMPANY

                FLOATING RATE SENIOR NOTE DUE SEPTEMBER 30, 2003

          COMMONWEALTH EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Illinois (herein referred to as the "Company", which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of _________________________ Dollars ($_________) on September 30, 2003, and to pay interest on said principal sum quarterly on March 30, June 30, September 30 and December 30 of each year, commencing December 30, 2000 (each an "Interest Payment Date") at the per annum interest rate determined by the Calculation Agent on each Interest Determination Date, as such terms are defined herein, until the principal hereof is paid or made available for payment. Interest on the Notes of this series will accrue from September 21, 2000, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (except that if such Business Day is in the next succeeding calendar month, payment will be made on the next preceding Business Day) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day of the calendar month of such Interest Payment Date, provided, however, that interest payable at Maturity will be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

          Payment of the principal of and interest on this Note will be made upon presentation at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Note may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Note Register or by wire transfer to an account designated by the person entitled thereto.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.



                                       COMMONWEALTH EDISON COMPANY

                                       By:_____________________________________
                                                     Chairman

                                       By:_____________________________________
                                                     Secretary


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

Dated:

                                       CITIBANK, N.A., as Trustee

                                       By:_____________________________________
                                          Authorized Signatory

                             [Reverse of 2003 Note]

          This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of September 1, 1987 (herein, together with any supplements and amendments thereto, called the "Indenture") between the Company and Citibank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

Interest Calculation

          The Notes of this series will bear interest at a per annum rate ("Interest Rate") determined by Citibank, N.A., or its successor appointed by the Company as permitted by the Indenture, acting as calculation agent ("Calculation Agent"). The Interest Rate for each Interest Period will be equal to LIBOR (as defined below) on the second London Business Day (as defined below) immediately preceding the first day of such Interest Period ("Interest Determination Date"), plus 0.625%; provided, however, that in certain circumstances described below, the Interest Rate will be determined in an alternative manner without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Trustee of the Interest Rate for such Interest Period. The determination of the Calculation Agent, absent manifest error, shall be binding and conclusive upon the holders of this Note, the Company and the Trustee.

          Interest on the Notes of this series will accrue from and including September 21, 2000 ("Issue Date") to but excluding December 30, 2000 (the first Interest Payment Date) and thereafter from and including each Interest Payment Date to but excluding the next succeeding Interest Payment Date.

          "London Business Day" shall mean a day on which dealings in deposits in U.S. Dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

          "LIBOR," for any Interest Determination Date, will be the offered rate for deposits in U.S. Dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following the Interest Determination Date ("Three Month Deposits") in amounts of not less than $1,000,000, as such rate appears on Telerate Page 3750 (as defined below), or a successor reporter of such rates selected by the Calculation Agent and acceptable to the Company, at approximately 11:00 A.M., London time, on the Interest Determination Date ("Reported Rate").

          "Telerate Page 3750" means the display designated on page "3750" on Dow Jones Markets Limited (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollar deposits).

          If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the Interest Rate for the Notes of this series as follows:

                    (i) In the event no Reported Rate appears on Telerate Page 3750 as of approximately 11:00 A.M. London time on an Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate ("Rate Quotation") at which Three Month Deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, as of approximately 11:00 A.M. London time on such Interest Determination Date, that is representative of single transactions at such time ("Representative Amounts"). If at least two Rate Quotations are provided, the Interest Rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus 0.625%.

                    (ii) In the event no Reported Rate appears of Telerate Page 3750 and there are fewer than two Rate Quotations, the Interest Rate will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. New York City time on such Interest Determination Date, by three major banks in New York, New York, selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U.S. Dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.625%; provided, however, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the Interest Rate for the applicable period will be the same as the Interest Rate in effect for the immediately preceding Interest Period.

          Upon the request of the Holder of this Note, the Calculation Agent will provide to such Holder the Interest Rate in effect on the date of such request and, if determined, the Interest Rate for the next Interest Period.

          "Interest Period" shall mean the period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall begin on the Issue Date and extend through the day preceding the first Interest Payment Date.

          If an Interest Payment Date or the Maturity Date for the Notes of this series falls on a day that is not a Business Day in The City of New York, New York, the related payment of interest or principal and interest may be made on the next succeeding Business Day (except that if such Business Day is in the next succeeding calendar month, payment will be made on the next preceding Business Day) with the same force and effect as if it were made on the date such payment was due.

          Interest will be computed for each Interest Period on the basis of the actual number of days for which interest is payable in such Interest Period, divided by 360. All percentages resulting from any calculation of any interest rate for the Notes of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Redemption

          The Notes of this series will not be redeemable prior to September 30, 2001; and thereafter may be redeemed at the option of the Company, in whole or in part, beginning on September 30, 2001 and on the last Business Day of each calendar month thereafter, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest on such Notes to the date of redemption. In order to redeem such Notes, Company will give not less than 30 nor more than 60 days prior notice mailed to each registered holder of the Notes of this series to be redeemed at its registered address by first-class mail.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of all series which are affected by such amendment or modification, except that certain amendments which do not adversely affect the rights of any Holder of the Notes may be made without the approval of Holders of the Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of all series affected to waive on behalf of the Holders of all Notes certain past defaults under the Indenture and their consequences. Any such waiver or consent by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          The Notes of this series are issuable only as Fully Registered Notes in denominations of $100,000 and in integral multiples of $10,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Each Holder shall be deemed to understand that the offer and sale of the Notes of this series have not been registered under the Securities Act and that the Notes of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Notes of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Notes of this series from it a notice advising such purchaser that resales of the Notes of this series are restricted as stated herein.

          Each Holder shall be deemed to understand that, on any proposed resale of any Notes of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             CERTIFICATE OF TRANSFER

                Floating Rate Senior Notes due September 30, 2003

          FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

     Name and address of assignee must be printed or typewritten.


the within Note of the Company and does hereby irrevocably constitute and appoint _______________________ to transfer the said Note on the books of the within-named Company, with full power of substitution in the premises. The undersigned certifies that said Note is being resold, pledged or otherwise transferred as follows: (check one)

|_|  to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Note for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Note; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

                                       ________________________________________
                                       Name:

                                       Title:



Dated:_________________________________________________________________________

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]

Ladies and Gentlemen:

     In connection with our proposed purchase of Floating Rate Senior Notes due September 30, 2003 (the "Senior Notes") issued by Commonwealth Edison Company ("Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum dated September 14, 2000 (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

          2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of September 1, 1987, as supplemented and amended (the "Indenture"), pursuant to which the Senior Notes have been issued, and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

          3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only
     (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor"(as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Senior Note, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the forgoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                       Very  truly  yours,

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


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